KAYNE ANDERSON


Annual Report
December 31, 1998

KAYNE ANDERSON

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS....................................................   2

INVESTMENT ADVISER COMMENTS AND PORTFOLIOS OF INVESTMENTS
   Rising Dividends Fund..................................................   3
   Small Cap Rising Dividends Fund........................................   8
   International Rising Dividends Fund....................................  13
   Intermediate Total Return Bond Fund....................................  19
   Intermediate Tax-Free Bond Fund........................................  24

STATEMENTS OF ASSETS AND LIABILITIES......................................  30

STATEMENTS OF OPERATIONS..................................................  32

STATEMENTS OF CHANGES IN NET ASSETS.......................................  34

FINANCIAL HIGHLIGHTS......................................................  36

NOTES TO FINANCIAL STATEMENTS.............................................  40

We Focus On Quality

Dear Shareholder:

We are pleased to express our appreciation for your investment in the Kayne Anderson Mutual Funds. If you are new to the Kayne Anderson family of investors, we welcome you.

The enclosed annual report contains a commentary and year-end financial statements for each of our mutual funds. In each commentary, the portfolio manager reviews the objectives, 1998 performance and outlook for the fund. We hope that you will find these comments interesting and timely.

As investment advisors, we have managed private accounts for both equity and fixed-income investors for many years. We are delighted to be able to offer our mutual funds to you so that diversification among asset classes can be readily accomplished. Through these funds, shareholders can structure a diversified portfolio consistent with their personal investment objectives and goals.

We thank you again for your investment in the Kayne Anderson no-load mutual funds. We are committed to assisting you with the realization of your financial goals. As always, we welcome your questions and comments.

Sincerely,

/s/ Richard A. Kayne,                       /s/ Allan M. Rudnick

Richard A. Kayne,                           Allan M. Rudnick
Chairman                                    President

                      KAYNE ANDERSON RISING DIVIDENDS FUND

OBJECTIVE:

      The Rising Dividends Fund (the "Fund") is invested in a diversified portfolio of high-quality, growing companies that are leaders in their respective industries. These companies are managed by exceptional people who are committed to maximizing shareholder value.

      The investment goals of the Fund are to provide competitive returns over a full market cycle, while assuming less risk than the market. The fund is also structured to provide rising dividend income over the long term.

COMMENTARY:

      For the year ended December 31, 1998, the return for the Fund was 14.14%, compared with a 14.52% return for the average equity fund. For the three years ended December 31, 1998, the Fund produced an annual average return of 21.2%, compared with 19.5% for the average equity fund. (Average equity fund returns are as reported by Lipper Analytical Services, Inc.)

      During the second half of the year, the portfolio achieved strong performance from a number of holdings, including in particular Intel and Electronic Data Systems. Both companies have continued to announce positive news in 1999 - Intel released better than expected fourth quarter earnings results and Electronic Data Systems has disclosed several key strategic partnerships and hired a well-regarded executive as their new CEO. Overall, however, our portfolio continues to be overweighted in financial services and consumer staples.

      After the U.S equity markets suffered in the third quarter in response to the turmoil in some international markets and well-documented domestic political events, investors regained confidence in large cap domestic stocks in the fourth quarter, as these stocks rallied to finish the year with a fourth consecutive double-digit annual return. At this time of investor ebullience, we would emphasize the following:

      1. We encourage you not to spend time worrying about the "market," because the Rising Dividends Fund is not the market. Rather, this portfolio consists of some of the highest quality companies in the world, selected for their strong competitive positions in their respective industries, consistent earnings growth, solid balance sheets and a commitment to sharing their growing cash flows with shareholders. Our research work has led us to believe that, in both bull and bear environments, these businesses are sound and their management teams are excellent stewards of our capital.

      2. We spend our time continually evaluating both macroeconomic and microeconomic factors in relation to the companies we own. For example, we forecast the impact of recession or increased competition for each major business division within each company. We monitor our price limit on each stock for both relative and absolute valuation and compare the attractiveness of alternative investments in each economic sector.

      3. Your job as an investor in the Fund is to assure yourself that your asset allocation is appropriate. That is, you should be cognizant that markets can be volatile over the short run, and that the assets that you have in stocks should be those that you can dedicate to the Fund for two years or more. As the manager of the Fund, we feel confident that we are invested in companies that are growing consistently and creating shareholder value. However, these rewards come over time, and one must be patient enough to allow the management of these companies the time to accomplish their business goals.

                      KAYNE ANDERSON RISING DIVIDENDS FUND

OUTLOOK:

      We always encourage clients to maintain the long view and to approach the vagaries of financial markets as short-term phenomena that are to be used to an advantage, such as adding to equities during times of distress, rather than a cause for serious concern. Whether we find ourselves in calm or turbulent times, avoiding the tendency to panic on the downside or overreach on the upside is the right course of action. In any event, we remain optimistic about the future for the Fund, and appropriately cautious and thoughtful about world events that may impact investors.

      As we continue to focus our research efforts on high quality, industry-leading growth companies with shareholder-friendly management, we are confident that our diversified portfolio of these superior companies will offer very satisfying returns to investors over the long-term.




                               [PERFORMANCE CHART]

Average Annual Total Return
for the periods ending December 31, 1998
One Year       Since Inception (5/1/95)
 14.14%                 23.16%

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
          KAYNE ANDERSON RISING DIVIDENDS FUND AND THE S & P 500 INDEX

                       KAYNE ANDERSON RISING
                           DIVIDENDS FUND        S & P 500
                           --------------        ---------
           May-95           $10,000.00          $10,000.00
           Jun-95            10,394.37           10,592.89
           Sep-95            11,089.20           11,364.10
           Dec-95            12,064.79           11,977.40
           Mar-96            12,809.88           12,552.02
           Jun-96            13,249.30           13,040.68
           Sep-96            13,688.71           13,365.03
           Dec-96            14,367.38           14,404.00
           Mar-97            14,718.96           14,722.51
           Jun-97            17,137.01           17,211.92
           Sep-97            17,879.48           18,420.25
           Dec-97            18,821.01           18,870.42
           Mar-98            21,086.50           21,423.99
           Jun-98            21,500.39           22,047.99
           Sep-98            18,510.86           19,776.18
           Dec-98            21,482.90           23,902.89

Past performance is not predictive of future performance.

                      KAYNE ANDERSON RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
Shares           COMMON STOCKS: 99.4%                               Market Value
--------------------------------------------------------------------------------
                 BASIC MATERIALS / CHEMICALS: 3.9%
32,550           PPG Industries, Inc. ............................   $1,896,038
                                                                     ----------
                 CAPITAL GOODS / ELECTRICAL EQUIPMENT: 8.3%
31,300           Emerson Electric Company ........................    1,893,651
20,970           General Electric Company ........................    2,140,250
                                                                     ----------
                                                                      4,033,901
                                                                     ----------
                 CONSUMER CYCLICAL / ENTERTAINMENT & LEISURE: 3.9%
62,770           The Walt Disney Company .........................    1,883,101
                                                                     ----------
                 CONSUMER CYCLICAL / RESTAURANTS: 4.2%
26,450           McDonald's Corporation ..........................    2,026,731
                                                                     ----------
                 CONSUMER CYCLICAL / SERVICES: 3.1%
43,480           Equifax, Inc. ...................................    1,486,473
                                                                     ----------
                 CONSUMER STAPLES / CONSUMER PRODUCTS: 10.7%
43,990           Gillette Company ................................    2,125,267
18,570           Kimberly-Clark Corporation ......................    1,012,065
22,500           Procter & Gamble Company ........................    2,054,531
                                                                     ----------
                                                                      5,191,863
                                                                     ----------
                 CONSUMER STAPLES / FOODS: 10.1%
34,680           BestFoods .......................................    1,846,710
15,210           Hershey Foods Corporation .......................      945,872
23,540           Wm. Wrigley, Jr., Company .......................    2,108,301
                                                                     ----------
                                                                      4,900,883
                                                                     ----------
                 CAPITAL GOODS / MANUFACTURING (DIVERSIFIED): 3.6%
30,320           Illinois Tool Works Inc. ........................    1,758,560
                                                                     ----------
                 ENERGY / PETROLEUM - INTERNATIONAL: 8.5%
12,000           Exxon Corporation ...............................      877,500
13,190           Mobil Corporation ...............................    1,149,178
43,830           Royal Dutch Petroleum NY Shares .................    2,098,361
                                                                     ----------
                                                                      4,125,039
                                                                     ----------

                      KAYNE ANDERSON RISING DIVIDENDS FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
                 FINANCIAL / BANKING: 4.3%
53,040           Wells Fargo & Company ...........................  $ 2,118,285
                                                                    -----------
                 FINANCIAL / FINANCIAL SERVICES: 7.4%
46,050           Franklin Resources, Inc. ........................    1,473,601
30,300           State Street Boston Corporation .................    2,107,743
                                                                    -----------
                                                                      3,581,344
                                                                    -----------
                 FINANCIAL / INSURANCE: 4.1%
33,980           Marsh & McLennan Companies, Inc. ................    1,985,707
                                                                    -----------
                 HEALTH CARE / DRUGS & HOSPITAL SUPPLIES: 12.5%
24,110           Johnson & Johnson ...............................    2,022,226
30,250           Medtronic, Inc. .................................    2,246,062
12,410           Merck & Co., Inc. ...............................    1,832,802
                                                                    -----------
                                                                      6,101,090
                                                                    -----------
                 TECHNOLOGY / COMPUTERS & OFFICE EQUIPMENT: 4.5%
32,400           Hewlett-Packard Company .........................    2,213,326
                                                                    -----------
                 TECHNOLOGY / DATA SERVICES: 5.5%
26,090           Automatic Data Processing, Inc. .................    2,092,091
11,300           Electronic Data Systems Corporation .............      567,824
                                                                    -----------
                                                                      2,659,915
                                                                    -----------
                 TECHNOLOGY / SEMICONDUCTORS: 4.8%
19,810           Intel Corporation ...............................    2,348,723
                                                                    -----------

                 Total Common Stocks (cost $36,536,733) ..........   48,310,979
                                                                    -----------
                 Total Investments in Securities (cost
                    $36,536,733+): 99.4% .........................   48,310,979
                 Other Assets less Liabilities: 0.6% .............      269,779
                                                                    -----------
                 NET ASSETS: 100.0% ..............................  $48,580,758
                                                                    ===========

                      KAYNE ANDERSON RISING DIVIDENDS FUND

--------------------------------------------------------------------------------

+ Cost for Federal income tax purposes is the same.

           Net unrealized appreciation consists of:
                     Gross unrealized appreciation................  $12,419,788
                     Gross unrealized depreciation................     (645,542)
                                                                    -----------
                           Net unrealized appreciation............  $11,774,246
                                                                    ===========

                                                                               7
See accompanying Notes to Financial Statements.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

OBJECTIVE:

The objective of the KAYNE ANDERSON SMALL CAP FUND is long-term capital appreciation. The Fund seeks to achieve this objective by:

+ Building a diversified portfolio of the next generation of high quality "blue chip" companies.

+ Seeking returns typical of small-sized stocks, but with no more risk than the S&P 500 Index of large stocks.

In summary, we strive to buy stock in high quality companies at discount prices in order to allow clients to participate in the strong growth of small and mid sized companies while seeking to assume less financial and stock market risk.

The following table demonstrates our commitment to these objectives:

                                                    KAYNE         RUSSELL
                                                  ANDERSON          2500
                                                  SMALL CAP        INDEX
                                                  ---------        -----
QUALITY
Return on Equity - Past 5 Years                     22.9%           14.6%      MORE PROFITABLE
Long-Term Debt/Total Capital                        32.9%           37.5%      LESS FINANCIAL RISK
Interest Expense Coverage                           10.5X           5.5X       LESS FINANCIAL RISK
Earnings Variance - Past 10 Years                   20.0%           61.4%      MORE DEPENDABLE
A Rated by S&P                                      71.0%           10.1%      BETTER QUALITY

GROWTH
Earnings Per Share Growth - Past 5 Years            16.3%           16.6%      RECOVERY
Earnings Per Share Growth - Past 10 Years           16.4%           8.3%       RECESSION
Dividend Per Share Growth - Past 5 Years            16.4%           8.9%       RECOVERY
Dividend Per Share Growth - Past 10 Years           14.5%           5.3%       RECESSION
Capital Generation - {ROE x (1-Payout)}             16.3%           11.0%      FASTER GROWTH

VALUE
P/E Ratio - Latest 12 Months                        22.5            24.9       BETTER VALUE
Dividend Yield                                      1.7%            1.3%       BETTER INCOME

MARKET CHARACTERISTICS
$ Weighted Average Market Capitalization       $1,100 million*  $880 million   COMPARABLE SIZE
Monthly Standard Deviation - Since Inception        12.3%           15.4%      LESS MARKET RISK

Note: Data as of December 31, 1998 and is subject to change.
Data is obtained from the Frank Russell Company and is assumed to be reliable.
* Excludes one company over $3 billion in market cap that we are looking to replace.
S&P 500 standard deviation, a generally accepted measure of investment risk, is 12.3%.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

COMMENTARY:

Small stock investors experienced a wild ride during the second half of 1998. In the third quarter alone, the Russell 2000 Index lost over 20%. Fortunately, the fund was down less than half that amount, but this type of market environment creates an opportune time to consider how much risk is being assumed to generate investment returns. Most investors manage risk through diversification. We agree that diversification is important and we manage a diversified portfolio. But our primary tool for controlling risk is quality - quality of the businesses and financial results of the companies we are willing to invest in. Because of the strength of the business franchise and financial results of our companies, they tend to grow in economic expansions and recessions alike. The chart above shows that while the Russell 2000 Index gave back half a decade's earnings growth in the 1991 recession (8.3% EPS growth over the past 10 years vs. 16.6% over the past 5 years), our portfolio of companies has grown earnings consistently (16.4% over the past 10 years vs. 16.3% over the past 5 years). Earnings for small companies, as measured by the Russell 2000 index, were down in 1998. Small stocks were down as well. Earnings for our portfolio of small companies were up in 1998. Our portfolio of small stocks was up as well. We focus on high quality small companies with consistent growth. Our focus on quality results in competitive investment returns while better protecting our clients' capital in difficult times.

OUTLOOK:

After five consecutive years of small stocks under performing large stocks, our current Small Cap portfolio now sells at a 25% discount P/E ratio versus the S&P 500 Index of large stocks. We own high quality companies growing faster than the S&P 500. We believe that these are reasons to expect this portfolio to once again sell at a premium P/E ratio to the S&P 500 in the future.




                              [PERFORMANCE CHART]


                KAYNE ANDERSON SMALL CAP P/E VERSUS S&P 500 P/E

                KAYNE ANDERSON                         KAYNE ANDERSON
                  SMALL CAP    S&P 500                    SMALL CAP     S&P 500
                  ---------    -------                    ---------     -------
12/88   $1.00       $0.00       $1.00       1/94   $1.00    $0.84        $1.84
 1/89   $1.00      ($0.03)      $0.97       2/94   $1.00    $0.84        $1.84
 2/89   $1.00       $0.02       $1.02       3/94   $1.00    $0.87        $1.87
 3/89   $1.00       $0.01       $1.01       4/94   $1.00    $0.84        $1.84
 4/89   $1.00       $0.02       $1.02       5/94   $1.00    $0.80        $1.80
 5/89   $1.00       $0.05       $1.05       6/94   $1.00    $0.79        $1.79
 6/89   $1.00       $0.02       $1.02       7/94   $1.00    $0.76        $1.76
 7/89   $1.00      ($0.01)      $0.99       8/94   $1.00    $0.79        $1.79
 8/89   $1.00      ($0.01)      $0.99       9/94   $1.00    $0.84        $1.84
 9/89   $1.00       $0.02       $1.02      10/94   $1.00    $0.85        $1.85
10/89   $1.00       $0.03       $1.03      11/94   $1.00    $0.87        $1.87
11/89   $1.00       $0.03       $1.03      12/94   $1.00    $0.90        $1.90
12/89   $1.00       $0.01       $1.01       1/95   $1.00    $0.84        $1.84
 1/90   $1.00       $0.01       $1.01       2/95   $1.00    $0.88        $1.88
 2/90   $1.00       $0.03       $1.03       3/95   $1.00    $0.88        $1.88
 3/90   $1.00       $0.03       $1.03       4/95   $1.00    $0.87        $1.87
 4/90   $1.00       $0.07       $1.07       5/95   $1.00    $0.80        $1.80
 5/90   $1.00       $0.06       $1.06       6/95   $1.00    $0.84        $1.84
 6/90   $1.00       $0.08       $1.08       7/95   $1.00    $0.84        $1.84
 7/90   $1.00       $0.08       $1.08       8/95   $1.00    $0.91        $1.91
 8/90   $1.00       $0.04       $1.04       9/95   $1.00    $0.89        $1.89
 9/90   $1.00       $0.06       $1.06      10/95   $1.00    $0.83        $1.83
10/90   $1.00       $0.04       $1.04      11/95   $1.00    $0.82        $1.82
11/90   $1.00       $0.06       $1.06      12/95   $1.00    $0.84        $1.84
12/90   $1.00       $0.12       $1.12       1/96   $1.00    $0.81        $1.81
 1/91   $1.00       $0.12       $1.12       2/96   $1.00    $0.82        $1.82
 2/91   $1.00       $0.14       $1.14       3/96   $1.00    $0.82        $1.82
 3/91   $1.00       $0.16       $1.16       4/96   $1.00    $0.87        $1.87
 4/91   $1.00       $0.19       $1.19       5/96   $1.00    $0.84        $1.84
 5/91   $1.00       $0.21       $1.21       6/96   $1.00    $0.82        $1.82
 6/91   $1.00       $0.25       $1.25       7/96   $1.00    $0.80        $1.80
 7/91   $1.00       $0.26       $1.26       8/96   $1.00    $0.80        $1.80
 8/91   $1.00       $0.27       $1.27       9/96   $1.00    $0.78        $1.78
 9/91   $1.00       $0.34       $1.34      10/96   $1.00    $0.82        $1.82
10/91   $1.00       $0.42       $1.42      11/96   $1.00    $0.79        $1.79
11/91   $1.00       $0.46       $1.46      12/96   $1.00    $0.88        $1.88
12/91   $1.00       $0.43       $1.43       1/97   $1.00    $0.76        $1.76
 1/92   $1.00       $0.59       $1.59       2/97   $1.00    $0.75        $1.75
 2/92   $1.00       $0.64       $1.64       3/97   $1.00    $0.79        $1.79
 3/92   $1.00       $0.65       $1.65       4/97   $1.00    $0.72        $1.72
 4/92   $1.00       $0.58       $1.58       5/97   $1.00    $0.73        $1.73
 5/92   $1.00       $0.57       $1.57       6/97   $1.00    $0.73        $1.73
 6/92   $1.00       $0.56       $1.56       7/97   $1.00    $0.74        $1.74
 7/92   $1.00       $0.56       $1.56       8/97   $1.00    $0.84        $1.84
 8/92   $1.00       $0.62       $1.62       9/97   $1.00    $0.88        $1.88
 9/92   $1.00       $0.69       $1.69      10/97   $1.00    $0.88        $1.88
10/92   $1.00       $0.68       $1.68      11/97   $1.00    $0.88        $1.88
11/92   $1.00       $0.71       $1.71      12/97   $1.00    $0.86        $1.86
12/92   $1.00       $0.76       $1.76       1/98   $1.00    $0.87        $1.87
 1/93   $1.00       $0.78       $1.78       2/98   $1.00    $0.87        $1.87
 2/93   $1.00       $0.76       $1.76       3/98   $1.00    $0.85        $1.85
 3/93   $1.00       $0.77       $1.77       4/98   $1.00    $0.86        $1.86
 4/93   $1.00       $0.74       $1.74       5/98   $1.00    $0.85        $1.85
 5/93   $1.00       $0.75       $1.75       6/98   $1.00    $0.81        $1.81
 6/93   $1.00       $0.79       $1.79       7/98   $1.00    $0.80        $1.80
 7/93   $1.00       $0.82       $1.82       8/98   $1.00    $0.76        $1.76
 8/93   $1.00       $0.82       $1.82       9/98   $1.00    $0.87        $1.87
 9/93   $1.00       $0.88       $1.88      10/98   $1.00    $0.80        $1.80
10/93   $1.00       $0.81       $1.81      11/98   $1.00    $0.77        $1.77
11/93   $1.00       $0.82       $1.82      12/98   $1.00    $0.00        $0.00
12/93   $1.00       $0.86       $1.86

Price / Earnings ratio for the stocks currently in the Kayne Anderson Small Cap Fund, as of December 31, 1998, divided by the Price / Earnings ratio of the Standard & Poors 500 Index. Source: Compustat This information is subject to change.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND



                              [PERFORMANCE CHART]


Average Annual Total Return
for the periods ending December 31, 1998
One Year     Since Inception (10/18/96)
 16.17%                18.12%


            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
             IN THE KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND,
                THE RUSSELL 2000 INDEX AND THE RUSSELL 2500 INDEX

              Kayne Anderson Small
          Cap Rising Dividends Fund   Russell 2000 Index    Russell 2500 Index
          -------------------------   ------------------    ------------------
Oct-96             10,000                    10,000                10,000
Dec-96             10,401                    10,471                10,438
Mar-97             10,129                     9,930                10,088
Jun-97             11,390                    11,539                11,612
Sep-97             12,856                    13,257                13,279
Dec-97             12,426                    12,813                12,980
Mar-98             13,781                    14,101                14,311
Jun-98             13,933                    13,444                13,714
Sep-98             12,506                    10,736                11,099
Dec-98             14,435                    12,486                13,030



Past performance is not predictive of future performance.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
Shares           COMMON STOCKS: 97.9%                               Market Value
--------------------------------------------------------------------------------
                 BASIC MATERIALS / PACKAGING: 9.1%
39,889           Bemis Company ..................................   $ 1,513,289
28,876           Liqui-Box Corporation ..........................     1,501,553
                                                                    -----------
                                                                      3,014,842
                                                                    -----------
                 CAPITAL GOODS / MACHINERY EQUIPMENT: 9.9%
62,326           Federal Signal Corporation .....................     1,706,174
30,117           Nordson Corporation ............................     1,547,260
                                                                    -----------
                                                                      3,253,434
                                                                    -----------
                 CONSUMER CYCLICALS / FURNITURE: 4.9%
91,440           LA-Z Boy Chair Company .........................     1,628,776
                                                                    -----------
                 CONSUMER CYCLICAL / SERVICES: 4.7%
21,956           Cintas Corporation .............................     1,546,526
                                                                    -----------
                 CONSUMER STAPLES / FOOD: 4.5%
37,920           Tootsie Roll Industries, Inc. ..................     1,483,620
                                                                    -----------
                 ENERGY / OIL & GAS PRODUCTION: 3.8%
41,129           Devon Energy Corporation .......................     1,262,146
                                                                    -----------
                 FINANCE / BANKING: 9.5%
90,002           National Commerce Bancorp ......................     1,693,162
54,033           Washington Federal, Inc. .......................     1,442,005
                                                                    -----------
                                                                      3,135,167
                                                                    -----------
                 FINANCE / FINANCIAL SERVICES: 5.4%
62,420           Eaton Vance Corporation ........................     1,303,017
10,581           Fiduciary Trust Company ........................       465,565
                                                                    -----------
                                                                      1,768,582
                                                                    -----------
                 FINANCE / INSURANCE: 9.7%
62,572           American Heritage Life Investment Corporation ..     1,529,103
42,406           Mutual Risk Management, Ltd. ...................     1,659,134
                                                                    -----------
                                                                      3,188,237
                                                                    -----------

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
                 HEALTH CARE / DRUGS & HOSPITAL SUPPLIES: 10.9%
 74,794          Ballard Medical Products .......................   $ 1,818,430
 54,760          Landauer Inc. ..................................     1,772,855
                                                                    -----------
                                                                      3,591,285
                                                                    -----------
                 TECHNOLOGY / COMPUTER & OFFICE EQUIPMENT: 6.7%
 96,780          Reynolds & Reynolds, Inc., Class A .............     2,219,891
                                                                    -----------
                 TECHNOLOGY / SEMICONDUCTORS: 4.9%
 18,213          Linear Technology Corporation ..................     1,631,202
                                                                    -----------
                 TECHNOLOGY / SOFTWARE & SERVICE: 4.5%
107,744          Timberline Software Corporation ................     1,481,480
                                                                    -----------
                 TRANSPORTATION / AIR TRANSPORT: 3.8%
 57,650          Air Express International Corporation ..........     1,253,888
                                                                    -----------
                 UTILITIES / CABLE TELEVISION: 5.6%
 52,066          TCA Cable TV, Inc. .............................     1,858,105
                                                                    -----------

                 Total Common Stocks (cost $28,868,391) .........    32,317,181
                                                                    -----------
                 Total Investments in Securities (cost
                   $28,868,391+): 97.9% .........................    32,317,181
                 Other Assets less Liabilities: 2.1% ............       699,337
                                                                    -----------
                 NET ASSETS: 100.0%                                 $33,016,518
                                                                    ===========
+ Cost for Federal income tax purposes is the same.

         Net unrealized appreciation consists of:
              Gross unrealized appreciation......................   $ 4,223,343
              Gross unrealized depreciation......................      (774,553)
                                                                    -----------
                 Net unrealized appreciation.....................   $ 3,448,790
                                                                    ===========

See accompanying Notes to Financial Statements.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

OBJECTIVE:

The objective of the International Rising Dividends Fund is to achieve superior long-term results. The Fund seeks to achieve this objective by investing in the best quality international companies. We pursue this goal through a focused investment philosophy that relies on the following principles: (1) a commitment to quality; (2) long-term vision; (3) independent fundamental research; (4) broad diversification; and (5) a value driven-decision process. We define quality companies as those possessing a global competitive advantage, management excellence, financial strength and flexibility, a high level of profitability and consistency of earnings. We seek to diversify the fund across countries and industries but do not aim to replicate the country allocation of our benchmark, the MSCI EAFE (Europe, Australasia and the Far East) index.

COMMENTARY:

For the year ended December 31, 1998, the Kayne Anderson International Rising Dividends Fund had a total return of +26.5% versus +20.3% for the MSCI EAFE index (in dollar terms). The Fund's performance is all the more satisfactory because the majority of international managers significantly underperformed their benchmarks. In fact, the average performance of the diversified international mutual funds tracked by Lipper was +12.6%.

During 1998, the European equity markets moved upward strongly (+28.9%), as tracked by the Morgan Stanley Europe Index, continuing the trend from 1997 (+24.2% on average, in dollar terms). The Morgan Stanley Europe Index tracks the 15 developed countries in Europe. The Japanese market, however, rose by only +4.3% in dollar terms. The US dollar depreciated 12.3% against the Yen to 114
(Y)/$ and declined 7.2% against the German Mark to 1.67 DM/$, while remaining relatively stable against the Pound Sterling at 1.68 $/(pound).

At the end of December 1998, the Fund was fully invested. The four largest countries represented were the United Kingdom (27.5%), France (16.0%), Japan (13.7%), and Switzerland (7.6%). The major changes in the portfolio during the second half of the year included a slight reduction of the Fund's exposure to Japan and an increase of the Fund's weight to the United Kingdom, France, and the Netherlands. In Japan, we sold Nintendo and Rohm, which were both trading above our target prices, and purchased Sony, the world's second-largest consumer electronic products manufacturer. In the UK, we bought Zeneca, the third-largest British pharmaceutical company and a world leader in oncology, while we sold British American Tobacco after it was spun off from BAT Industries. In France we added to some of our favorite positions: AXA (the world's third-largest insurer) and Total (a world-class integrated oil company). In the Netherlands we sold Polygram, which had been taken over by Seagram, and Unilever, whose valuation had become unattractive. We used the proceeds from these sales to purchase ING, an emerging global financial services group. We also bought Panamerican Beverages of Mexico, an "anchor" bottler in the Coca Cola system with strong market positions throughout Latin America. Finally, we eliminated Genting, our sole position in Malaysia, and sold Hong Kong Telecom after its strong relative outperformance.

In general, 1998 has been a paradoxical year, full of surprises that tested investors' nerves and their stamina. Since 1997 ended on such an uncertain and problematic note, 1998 was widely expected to be the "crisis year" that would ravage investor performance across the board. In actuality, we did get the crisis -- but we got the returns as well. The price we had to pay for this odd combination was extreme volatility, the source of so many mistakes

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

for the average market participant. We hope it has convinced even the most skeptical investor that market timing is not a strategy on which to run a long-term international equity portfolio.

Ironically, the uncertainty in emerging markets has proved to be a boon for the European equity markets, as it has kept interest rates low and inflation under control. Kayne Anderson's International Rising Dividends Fund portfolio, which today is weighted towards European stocks, has profited from investors' gravitation to quality. Our investment strategy, focusing exclusively on the highest-quality stocks around the world, has buffered the Fund portfolio against the negative impact of the Asian and Russian crises.

The country allocation of the Fund, as a percentage of invested assets, on December 31, 1998 was:



                                  [PIE CHART]


                        UK                  27.4%
                        Sweden               6.2%
                        France              15.8%
                        Japan               13.9%
                        Switzerland          7.5%
                        Netherlands          6.7%
                        Hong Kong            5.3%
                        Finland              5.6%
                        Australia            3.2%
                        Mexico               3.1%
                        Spain                5.3%

OUTLOOK:

Although we would recommend some prudence in the short term after the powerful advance of the last three months, we view the future with confidence. We remind investors that January 1, 1999 marked the birth of the Euro, which we believe will foster greater economic discipline in Europe and create the accelerated structural changes in European companies that will continue to benefit investors. We believe that the emerging markets turmoil of the past two years will actually serve to pave the road to a brighter future, as they provide powerful stimuli to reform archaic and inefficient economic and social systems.

Our conservative, disciplined and quality-oriented investment approach should provide potential investors with the necessary comfort to remain committed to the international equity asset class for the long term.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND


                              [PERFORMANCE CHART]


Average Annual Total Return
for the periods ending December 31, 1998
 One Year     Since Inception (10/18/96)
  26.47%                20.58%


        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND AND THE MORGAN STANLEY
          CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX

                    Kayne Anderson International       MSCI Europe, Australasia
                    Rising Dividends Fund                 and Far East Index
                    ---------------------                 ------------------
Oct-96                         10,000                          10,000
Dec-96                         10,256                          10,269
Mar-97                         10,604                          10,116
Jun-97                         11,949                          11,436
Sep-97                         12,306                          11,363
Dec-97                         11,940                          10,480
Mar-98                         13,853                          12,030
Jun-98                         14,071                          12,166
Sep-98                         12,462                          10,444
Dec-98                         15,101                          12,611




Past performance is not predictive of future performance.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
Shares           COMMON STOCKS: 100.4%                              Market Value
--------------------------------------------------------------------------------
                 AUSTRALIA: 3.2%
 78,159          Broken Hill Proprietary ADR ......................  $ 1,123,535
                                                                     -----------
                 FINLAND: 5.6%
 16,490          Nokia Corporation ADR ............................    1,986,015
                                                                     -----------
                 FRANCE: 15.8%
 26,684          AXA-UAP S.A. ADR .................................    1,927,919
 16,872          Groupe Danone S.A. ADR ...........................      949,051
 30,580          Louis Vuitton Moet Hennessey ADR .................    1,246,135
 30,050          Total S.A. ADR ...................................    1,494,988
                                                                     -----------
                                                                       5,618,093
                                                                     -----------
                 HONG KONG / CHINA: 5.3%
730,000          Hong Kong & China Gas Co. Ltd. ...................      928,122
 15,000          Hong Kong & China Gas Co. Ltd. Warrants
                   (Exp. 9/30/99) .................................          987
  3,776          HSBC Holdings Plc ADR ............................      940,707
                                                                     -----------
                                                                       1,869,816
                                                                     -----------
                 JAPAN: 13.9%
 40,000          Canon Inc.                                              850,688
 80,000          Kao Corporation                                       1,796,488
 11,000          Sony Corporation                                        797,235
 32,000          Uni-Charm                                             1,493,548
                                                                     -----------
                                                                       4,937,959
                                                                     -----------
                 MEXICO: 3.1%
 49,850          Panamerican Beverages Inc. Class A ADR                1,087,353
                                                                     -----------
                 NETHERLANDS: 6.7%
 49,299          Elsevier N.V. ADR ................................    1,380,373
 16,620          ING Groep N.V. ...................................    1,012,335
                                                                     -----------
                                                                       2,392,708
                                                                     -----------
                 SPAIN: 5.4%
 38,621          Endesa S.A. ADR ..................................    1,042,768
 15,650          Repsol S.A. ADR ..................................      854,881
                                                                     -----------
                                                                       1,897,649
                                                                     -----------

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
                 SWEDEN: 6.3%
49,321           Astra AB-ADR, Class A ............................ $ 1,020,329
50,000           L.M. Ericsson Telephone ADR ......................   1,196,875
                                                                    -----------
                                                                      2,217,204
                                                                    -----------
                 SWITZERLAND: 7.6%
 6,162           Nestle S.A. ADR ..................................     670,719
10,290           Novartis AG ADR ..................................   1,011,409
 8,139           Roche Holdings, Ltd., ADR ........................     993,167
                                                                    -----------
                                                                      2,675,295
                                                                    -----------
                 UNITED KINGDOM: 27.5%
43,159           Allied Zurich Plc ADR ............................     641,839
40,730           BOC Group Plc ....................................   1,109,893
23,070           Cable & Wireless Plc ADR .........................     847,823
18,230           Diageo Plc ADR ...................................     843,138
73,000           Marks and Spencer Plc ............................     499,217
45,000           Pearson Plc ......................................     890,550
13,055           Reuters Holding Plc ADR ..........................     827,360
91,440           Siebe Plc ADR ....................................     718,096
46,659           Tomkins Plc ADR ..................................     933,180
 8,432           Vodafone Group Plc ADR ...........................   1,358,606
25,000           Zeneca Group Plc .................................   1,085,298
                                                                    -----------
                                                                      9,755,000
                                                                    -----------
                 Total Common Stocks (cost $31,429,337) ...........  35,560,627
                                                                    -----------
                 Total Investments in Securities (cost
                   $31,429,337+): 100.4% ..........................  35,560,627
                 Liabilities less Other Assets: (0.4)% ............    (125,067)
                                                                    -----------
                 NET ASSETS: 100.0% ............................... $35,435,560
                                                                    ===========

                 +Cost for Federal income tax purposes is the same.

                 Net unrealized appreciation consists of:
                   Gross unrealized appreciation .................. $ 6,156,147
                   Gross unrealized depreciation ..................  (2,024,857)
                                                                    -----------
                     Net unrealized appreciation .................. $ 4,131,290
                                                                    ===========

See accompanying Notes to Financial Statements.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
                 Industry                                            Percentage
--------------------------------------------------------------------------------
                 Audio/Video Home Products ........................       2.3
                 Beverages ........................................      10.9
                 Books ............................................       3.9
                 Chemicals & Allied Products ......................      12.4
                 Commercial Banking ...............................       2.9
                 Communications Equipment/Services ................      11.5
                 Crude Petroleum & Natural Gas ....................       9.8
                 Drugs ............................................      11.6
                 Electric Services ................................       2.9
                 Electronic Components & Accessories ..............       2.0
                 Electronic Industrial Apparatus ..................       2.4
                 Food Beverage & Tobacco ..........................       2.7
                 Holding Offices ..................................       9.9
                 Retail Stores ....................................       1.4
                 Services Allied with Exchange of Security ........       2.3
                 Surgical, Medical, Dental Instruments & Supplies .       2.6
                 Telephone Communications .........................       6.2
                 Utilities ........................................       2.7
                                                                        -----
                 Total Investments ................................     100.4

                 Liabilities less Other Assets ....................      (0.4)
                                                                        -----
                 Net Assets .......................................     100.0%
                                                                        =====

See accompanying Notes to Financial Statements.

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

OBJECTIVE:

The objective of the Intermediate Total Return Bond Fund is to seek maximum total return primarily through current income with capital appreciation as a secondary consideration. The Fund seeks to achieve its objective by investing primarily in high quality, intermediate maturity debt securities. Studies show that intermediate maturity debt securities can, over time, achieve a majority of the return of long-term maturity debt without the associated level of risk.

COMMENTARY:

The fund's net asset value increased $0.26, from $10.75 to $11.01. For the year ended December 31, 1998, the Fund's total return (principal gain or loss and income) was 7.61%.

As of December  31st,  the three largest  sectors  represented in the Fund were:
U.S. Treasury (49%), Finance (14%), and U.S. Agency Obligations (9%). The three largest individual credits held in the portfolio were U.S Treasury (49%), Federal National Mortgage Association (9%), and Government National Mortgage Association (8%).

OUTLOOK:

With economic activity exceeding most forecasts, the Federal Reserve is expected to maintain its current policy towards the level of interest rates for the first quarter, but with a bias towards tightening. However, deflation abroad is a concern and we will watch closely for any developments within the domestic economy.

Within individual sectors, both technical and fundamental forces are at work. The supply of new U.S. Treasury debt continues to dwindle due to a U.S. government budget surplus. The Euro (the European single monetary unit) will now compete with the U.S. dollar as a safe, liquid place to park funds. Decreased demand for U.S. treasuries from abroad will likely result and should help offset the lack of supply. Corporate yield spreads are narrowing from the wide levels reached in the fourth quarter and our overweighting in the corporate sector should benefit. Higher than expected prepayments in real estate loans have limited the return for higher coupon mortgage backed securities, but with interest rates continuing to hover around the same levels, prepayments are expected to slow from their rapid pace.

                        SECTOR DIVERSIFICATION PIE CHART
                                DECEMBER 31, 1998
                                -----------------
                           U.S. TREASURY            49%
                           AGENCY                    9%
                           CASH & EQUIVALENTS        4%
                           FINANCE                  14%
                           CORPORATE                12%
                           YANKEE/EURO               2%
                           ASSET-BACKED              2%
                           MORTGAGE-BACKED           8%

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND


                              [PERFORMANCE CHART]


Average Annual Total Return
for the periods ending December 31, 1998
 One Year     Since Inception (10/28/96)
   7.61%                 6.88%


        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND AND THE
          LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

              Kayne Anderson Intermediate        Lehman Brothers Government /
                Total Return Bond Fund        Corporate Intermediate Bond Index
                ----------------------        ---------------------------------
Oct-96                  10,000                             10,000
Dec-96                  10,020                             10,077
Mar-97                   9,948                             10,064
Jun-97                  10,249                             10,403
Sep-97                  10,525                             10,723
Dec-97                  10,741                             10,984
Mar-98                  10,900                             11,155
Jun-98                  11,071                             11,364
Sep-98                  11,307                             11,874
Dec-98                  11,558                             11,908



Past performance is not predictive of future performance.

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
Principal
Amount           LONG-TERM DEBT SECURITIES: 96.1%                   Market Value
--------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS: 49.4%
                 ---------------------------------------------------
                 U.S. Treasury Notes / Bonds
$2,700,000            6.250%, due 10/31/2001 ......................  $ 2,813,062
 4,720,000           11.875%, due 11/15/2003 ......................    6,159,600
 3,300,000            7.250%, due 8/15/2004 .......................    3,712,500
 1,225,000            5.625%, due 5/15/2008 .......................    1,307,305
                                                                     -----------
                 Total U.S. Treasury Obligations ..................   13,992,467
                                                                     -----------

                 U.S. AGENCY OBLIGATIONS: 8.8%
                 ---------------------------------------------------
                 Federal National Mortgage Association (FNMA)
1,200,000             6.100%, due 2/10/2000 .......................    1,214,562
1,000,000             7.700%, due 8/10/2004 .......................    1,015,747
  250,000             6.950%, due 11/13/2006 ......................      260,440
                                                                     -----------
                 Total U.S. Agency Obligations ....................    2,490,749
                                                                     -----------

                 MORTGAGE-BACKED / PASS-THROUGH SECURITIES: 7.9%
                 ---------------------------------------------------
                 Government National Mortgage Association (GNMA)
  667,734             8.000%, due 7/15/2023 .......................      694,443
  563,576             8.500%, due 8/15/2025 .......................      598,096
  183,365             8.500%, due 6/15/2026 .......................      194,597
  552,488             8.000%, due 9/15/2026 .......................      574,587
  176,395             8.000%, due 11/15/2026 ......................      183,450
                                                                     -----------
                 Total Mortgage-Backed / Pass-Through Securities ..    2,245,173
                                                                     -----------

                 ASSET-BACKED RECEIVABLES: 1.8%
                 ---------------------------------------------------
  515,000        WFS Financial Owner Trust, 6.800%, due 12/20/2003       522,411
                                                                     -----------
                 CORPORATE BONDS: 28.2%
                 ---------------------------------------------------
                 AUTO RENTALS: 1.8%
  500,000        Ryder System, Inc., 7.480%, due 5/15/2000 ........      509,540
                                                                     -----------

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
Principal
Amount           LONG-TERM DEBT SECURITIES                          Market Value
--------------------------------------------------------------------------------
                 BEVERAGES: 2.8%
$200,000         Anheuser Busch Companies, 6.750%, due 11/1/2006 .. $   209,469
 575,000         Coca-Cola Enterprises, 6.375%, due 8/1/2001 ......     588,776
                                                                    -----------
                                                                        798,245
                                                                    -----------
                 COMMUNICATION SERVICES: 1.8%
 500,000         TCI Communications, Inc., 6.375%, due 5/1/2003 ...     517,774
                                                                    -----------
                 DEPARTMENT STORES: 0.8%
 200,000         Sears Roebuck Company, 9.450%, due 7/25/2001 .....     217,017
                                                                    -----------
                 FINANCE: 13.7%
 715,000         At&T Capital Corporation, 7.500%, due 11/15/2000 .     727,229
 500,000         Bear Stearns Company, 6.625%, due 10/1/2004 ......     513,377
 200,000         Beneficial Corporation, 6.600%, due 9/26/2001 ....     204,252
 500,000         Finova Capital Corporation, 6.450%, due 6/1/2000 .     503,219
 680,000         Ford Motor Credit Corporation, 6.250%,
                   due 11/8/2000 ..................................     690,403
 475,000         General Motors Acceptance Corporation, 7.125%,
                   due 5/1/2003 ...................................     501,385
 200,000         Household Finance Company, 8.000%, due 8/15/2004 .     203,066
 500,000         Lehman Brothers Holdings, 8.875%, due 3/1/2002 ...     534,026
                                                                    -----------
                                                                      3,876,957
                                                                    -----------
                 INDUSTRIAL: 2.8%
 200,000         Allied Signal, Inc., 9.200%, due 2/15/2003 .......     228,750
 500,000         Catapillar, 8.440%, due 11/26/2003 ...............     559,116
                                                                    -----------
                                                                        787,866
                                                                    -----------
                 MOTION PICTURE PRODUCTION & OTHER SERVICES: 2.7%
 735,000         Walt Disney Company, 6.375%, due 3/30/2001 .......     757,530
                                                                    -----------

                 YANKEEEURO: 1.8%
 500,000         Cable & Wireless, 6.375%, due 3/6/2003 ...........     501,712
                                                                    -----------
                 Total Corporate Bonds ............................   7,966,641
                                                                    -----------
                 Total Long-Term Debt Securities
                   (cost $26,657,803) .............................  27,217,441
                                                                    -----------
22

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
                                                                    Market Value
--------------------------------------------------------------------------------

                 Total Investments in Securities
                   (cost $26,657,803+): 96.1% ..................... $27,217,441
                 Other Assets less Liabilities: 3.9% ..............   1,112,697
                                                                    -----------
                 NET ASSETS: 100.0% ............................... $28,330,138
                                                                    ===========

                 +Cost for Federal income tax purposes is the same.

                 Net unrealized appreciation consists of:
                   Gross unrealized appreciation .................. $   576,018
                   Gross unrealized depreciation ..................     (16,380)
                                                                    -----------
                     Net unrealized appreciation .................. $   559,638
                                                                    ===========

See accompanying Notes to Financial Statements.

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

OBJECTIVE:

The objective of the Intermediate Tax-Free Bond Fund is to seek current income exempt from federal income tax consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in high quality, intermediate maturity debt securities, interest from which is exempt from federal income tax. Part of the income from this Fund may also be exempt from state income tax depending on the state of the shareholder's residence. Studies show that intermediate maturity debt securities can, over time, achieve a majority of the return of long-term maturity debt without the associated level of risk.

COMMENTARY:

During the year, the Fund's net asset value increased $0.03, from $10.74 to $10.77. After expenses, the Fund's total-return (principal gain or loss and income) for the year was 4.37%.

While invested among eight sectors within the municipal bond market, the three largest sectors represented in the Fund were: General Obligation (31%), Electric Utility (19%), and Hospital (11%). The Fund was also invested in municipalities that are located in 20 different states and territories. The three states with the highest representation in the Fund were: California (41%), New York (7%), and New Jersey (6%).

OUTLOOK:

Intermediate-to-long-maturity municipal bonds are attractively valued relative to taxable bonds. In 1998, total issuances were the second highest ever at $284 billion, and helped to keep interest rates on municipals from moving significantly lower. New issuances in 1999 are expected to be lower but still well above $200 billion. Strong economic activity helped credit upgrades exceed downgrades by almost 7 to 1, and we expect the trend to continue.

Economic strength continues to be higher than most forecasts, so the Federal Reserve is expected to maintain its current interest rate policy for the rest of the first quarter with a bias towards tightening. This should cause short-term interest rates to move slightly above their current trading range. This may cause long-term interest rates to climb as well, but as long as inflation remains subdued we would expect the rise to be limited. Deflation abroad is a concern and we will watch closely for any developments within the domestic economy.

                        SECTOR DIVERSIFICATION PIE CHART
                                DECEMBER 31, 1998
                                -----------------
                         GENERAL OBLIGATION       28%
                         ELECTRIC REVENUE         19%
                         HOSPITAL                 10%
                         HOUSING                   6%
                         IDR/PCR                   8%
                         TRANSPORTATION            7%
                         EDUCATION                 5%
                         WATER & SEWER             5%
                         PREREFUNDED               8%
                         CASH & EQUIVALENTS        4%

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND


                              [PERFORMANCE CHART]


Average Annual Total Return
for the periods ending December 31, 1998
 One Year     Since Inception (10/28/96)
   4.37%                 3.94%


        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND AND
               THE LEHMAN BROTHERS FIVE YEAR MUNICIPAL BOND INDEX

               Kayne Anderson Intermediate        Lehman Brothers Five Year
                  Tax-Free Bond Fund                 Municipal Bond Index
                  ------------------                 --------------------
Oct-96                  10,000                             10,000
Dec-96                  10,002                             10,240
Mar-97                   9,989                             10,234
Jun-97                  10,160                             10,772
Sep-97                  10,306                             11,252
Dec-97                  10,428                             11,642
Mar-98                  10,506                             11,777
Jun-98                  10,613                             11,909
Sep-98                  10,802                             12,222
Dec-98                  10,877                             12,323

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

                 PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
Principal
Amount           LONG-TERM MUNICIPAL DEBT: 97.4%                    Market Value
--------------------------------------------------------------------------------
                 GENERAL OBLIGATION: 30.7%
$175,000         California State, 5.250%, dated 4/1/1998,
                   due 10/1/2005 .................................. $   188,562
 250,000         California State, 5.375%, dated 3/1/1994,
                   due 3/1/2006 ...................................     270,312
 250,000         California State, 5.250%, dated 11/1/1996,
                   due 6/1/2011 ...................................     265,000
 100,000         California State, 6.250%, dated 3/1/1995,
                   due 2/1/2014 ...................................     101,161
 250,000         California State, 5.250%, dated 11/1/1996,
                   due 6/1/2016 ...................................     257,812
 200,000         California State Veterans Bond, 6.375%,
                   dated 3/1/1995, due 2/1/2027 ...................     202,316
 200,000         Hawaii State, 5.250%, dated 3/1/1997, due 3/1/2000     204,000
 195,000         Indiana Bond Bank, 6.600%, dated 2/1/1991, .......
                   due 1/1/2003 ...................................     208,650
 200,000         Los Angeles County, California Public Works,
                   5.000%, dated 11/1/1997, due 10/1/2016 .........     202,000
 250,000         Massachusetts State, 5.000%, dated 8/1/1997,
                   due 8/1/2000 ...................................     255,937
 150,000         Salt Lake City, Utah Redevelopment Agency, 5.500%,
                   dated 8/1/1997, due 10/1/2008 ..................     162,188
 300,000         San Bernardino County, California, 3.310%, dated
                   12/1/1996, due 6/1/2002 ........................     309,844
 250,000         Washoe County, Nevada, 6.750%, dated 3/15/1991,
                   due 3/15/2000 ..................................     258,125
                                                                    -----------
                                                                      2,885,907
                                                                    -----------
                 EDUCATION: 4.5%
 200,000         Pinal County, Arizona School District, 6.000%,
                   dated 10/1/1992, due 7/1/2004 ..................     215,000
 200,000         University California Revenues, 5.250%, dated,
                   8/15/1993 due 9/1/2011 .........................     209,750
                                                                    -----------
                                                                        424,750
                                                                    -----------
                 ELECTRIC: 18.6%
 200,000         Colorado Springs Utilities, 6.750%, dated
                   4/15/1991, due 11/15/2005 ......................     218,500
 100,000         HillsBorough, Florida Utilities, 7.000%,
                   dated 9/1/1991, due 8/1/2114 ...................     109,250
 400,000         Knoxville Tennessee Electric Revenue, 5.000%,
                   dated 11/1/1998, due 7/1/1998 ..................     396,500
 100,000         Lower Colorado River Texas Authority, 5.250%,
                   dated 5/1/1993, due 1/1/2015 ...................     101,750



Past performance is not predictive of future performance.

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

                 PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1998,
                 CONTINUED
--------------------------------------------------------------------------------
Principal
Amount                                                              Market Value
--------------------------------------------------------------------------------
                 ELECTRIC, CONTINUED
$ 75,000         Massachusetts State Power, 5.875%, dated
                   8/1/1992, due 7/1/2003                           $    80,156
 200,000         Piedmont Municipal Power Agency, 6.550%,
                   dated 9/1/1996, due 1/1/2016                         201,620
 200,000         Puerto Rico Electric Power Authority, 6.000%,
                   dated 8/15/1995, due 7/1/2000                        207,500
 200,000         Sacramento California Municipal Utilities
                   District, 5.700%, dated 4/1/1993, due 5/15/2012      215,500
 200,000         Tacoma Washington Electric System Revenue,
                   5.900%, dated 9/1/1992, due 1/1/2005                 213,750
                                                                    -----------
                                                                      1,744,526
                                                                    -----------
                 HOSPITAL: 10.7%
 200,000         Dade County Health Facilities Authority, 6.600%,
                   dated 3/1/1987, due 8/15/2002                        203,028
 300,000         New Jersey Health Facility Financing Authority,
                   6.800%, dated 4/1/1992, due 7/1/2011                 327,750
 200,000         New York Dormitory Authority, 5.000%, dated
                   3/1/1997, due 8/15/2000                              204,000
 200,000         New York State Dormatory Authority, 5.500%,
                   date 2/1/1998, due 2/15/2003                         210,000
  60,000         Puerto Rico Public Buildings Authority, 5.750%,
                   dated 6/1/1993, due 7/1/2015                          63,075
                                                                    -----------
                                                                      1,007,853
                                                                    -----------
                 HOUSING: 4.3%
 200,000         New York Urban Development, 6.000%, dated
                   1/1/1995, due 1/1/2001                               208,000
 200,000         Ohio Housing Finance Agency, 3.800%, dated
                   8/28/1991, due 3/31/2031                             200,000
                                                                    -----------
                                                                        408,000
                                                                    -----------
                 IDR / PCR: 8.2%
 200,000         California Pollution Control Financing Authority,
                   7.150%, dated 2/1/1991, due 2/1/2011                 214,750
 200,000         California Pollution Control Financing Authority,
                   5.850%, dated 11/1/1993, due 12/1/2023               209,250
 250,000         Gallup, New Mexico Pollution Control Revenue,
                   6.650%, dated 4/15/1992, due 8/15/2017               262,813

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

                 PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1998,
                 CONTINUED
--------------------------------------------------------------------------------
Principal
Amount                                                              Market Value
--------------------------------------------------------------------------------
                 IDR / PCR, CONTINUED
$ 75,000         Mercer County, North Dakota Pollution Control,
                   5.850%, dated 6/1/1993, due 6/1/2023             $    79,125
                                                                    -----------
                                                                        765,938
                                                                    -----------
                 TRANSPORTATION: 7.4%
 250,000         Hawaii State Airports System, 7.500%, dated
                   10/1/1990, due 7/1/2005                              267,187
 200,000         New Jersey State Turnpike Authority, 5.900%,
                   dated 1/1/1992, due 1/1/2003                         212,250
 200,000         Orange County Airport, 5.500%, dated 4/2/1997,
                   due 7/1/2002                                         211,250
                                                                    -----------
                                                                        690,687
                                                                    -----------
                 PREREFUNDED: 7.8%
 200,000         California Health Facility Financing Authority,
                   6.750%, dated 10/1/1989, due 10/1/2019               209,320
 150,000         Los Angeles Convention & Exhibit Center, 9.000%,
                 dated 12/1/1985, due 12/1/2020                         195,375
 100,000         Orange County, California Local Transportation
                   Authority, 5.750%, dated 9/1/1992, due 2/15/2005     107,751
 200,000         Washington Public Power Supply Systems, 7.625%,
                   dated 10/15/1990, due 7/1/2010                       218,751
                                                                    -----------
                                                                        731,197
                                                                    -----------
                 WATER & SEWER: 5.2%
 275,000         Contra Costa, California Water District, 5.250%,
                   date 7/1/1993, due 10/1/2016                         280,500
 200,000         Los Angeles, California Wastewater System,
                   5.700%, dated 4/1/1993, due 6/1/2020                 211,500
                                                                    -----------
                                                                        492,000
                                                                    -----------
                 Total Long-Term Municipal Debts (cost $9,074,494)    9,150,858
                                                                    -----------

                 Total Investments in Securities (cost
                   $9,074,494+): 97.4%                                9,150,858
                 Other Assets less Liabilities: 2.6%                    240,134
                                                                    -----------
                 NET ASSETS: 100.0%                                 $ 9,390,992
                                                                    ===========

                 KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND

                 PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1998,
                 CONTINUED
--------------------------------------------------------------------------------
Principal
Amount                                                              Market Value
--------------------------------------------------------------------------------
                 +Cost for Federal income tax purposes is the same.

                 Net unrealized appreciation consists of:
                   Gross unrealized appreciation                    $    93,130
                   Gross unrealized depreciation                        (16,766)
                                                                    -----------
                     Net unrealized appreciation                    $    76,364
                                                                    ===========

See accompanying Notes to Financial Statements.

                           KAYNE ANDERSON MUTUAL FUND

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                       RISING
                                                                      DIVIDENDS
                                                                        FUND
                                                                      ---------
ASSETS
  Investments in securities, at market value (cost
    $36,536,733, $28,868,391, $31,429,337, $26,657,803,
    and $9,074,494, respectively) ..............................     $48,310,979
  Cash .........................................................         267,656
  Receivable for:
  Capital stock sold ...........................................              --
  Dividends and interest .......................................          52,193
  Prepaid expenses .............................................          10,773
  Due from investment advisor ..................................              --
  Deferred organization costs, net .............................           9,378
                                                                     -----------
  Total assets .................................................      48,650,979
                                                                     -----------

LIABILITIES
  Cash overdraft ...............................................              --
  Payables:
  Capital stock redeemed .......................................              --
  Distributions of capital gains ...............................              --
  Due to investment advisor ....................................          36,765
  Other accrued expenses .......................................          33,456
                                                                     -----------
  Total liabilities ............................................          70,221
                                                                     -----------
NET ASSETS .....................................................     $48,580,758
                                                                     ===========

  Number of shares issued and outstanding (unlimited
    shares authorized without par value) .......................       2,851,829
                                                                     -----------
  Net asset value, offering and redemption price per share .....     $     17.03
                                                                     ===========

COMPOSITION OF NET ASSETS
  Paid-in capital ..............................................     $35,783,560
  Undistributed net investment income ..........................               0
  Undistributed net realized gain (loss) on investments ........       1,022,952
  Net unrealized appreciation on investments and foreign
  currency .....................................................      11,774,246
                                                                     -----------
  Net assets ...................................................     $48,580,758
                                                                     ===========

See accompanying Notes to Financial Statements.

                           KAYNE ANDERSON MUTUAL FUND

      SMALL CAP           INTERNATIONAL
       RISING                RISING            INTERMEDIATE        INTERMEDIATE
      DIVIDENDS             DIVIDENDS          TOTAL RETURN          TAX-FREE
        FUND                   FUND              BOND FUND           BOND FUND
    ---------------------------------------------------------------------------

    $ 32,317,181           $35,560,627          $27,217,441          $9,150,858
         585,218                    --              689,495              57,989

          49,887                    --                   --
          74,246                25,764              420,179             168,618
          13,119                11,094               16,051              15,222
              --                    --                   --              10,130
          11,954                12,725               11,953              11,953
    ------------           -----------          -----------          ----------
      33,051,605            35,610,210           28,355,119           9,414,770
    ------------           -----------          -----------          ----------

              --               129,964                   --                  --

           1,301                   661                   --                  --
              --                 2,262                  572                  --
          21,837                29,465               11,850                  --
          11,949                12,298               12,559              23,778
    ------------           -----------          -----------          ----------
          35,087               174,650               24,981              23,778
    ------------           -----------          -----------          ----------
    $ 33,016,518           $35,435,560          $28,330,138          $9,390,992
    ============           ===========          ===========          ==========


       2,195,468             2,284,779            2,573,285             872,100
       =========             =========            =========             =======
    $      15.04           $     15.51          $     11.01          $    10.77
    ============           ===========          ===========          ==========


    $ 29,735,907           $31,304,200          $27,732,545          $9,313,072
               0                     0                    0               1,676
        (168,179)                    0               37,955                (120)
       3,448,790             4,131,360              559,638              76,364
    ------------           -----------          -----------          ----------
    $ 33,016,518           $35,435,560          $28,330,138          $9,390,992
    ============           ===========          ===========          ==========

                           KAYNE ANDERSON MUTUAL FUND

STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                       RISING
                                                                      DIVIDENDS
                                                                        FUND
                                                                      ---------
INVESTMENT INCOME:
  Income:
    Dividend ...................................................    $   696,723
    Interest ...................................................         57,488
                                                                    -----------
      Total income .............................................        754,211
                                                                    -----------

  Expenses:
    Investment advisory fees ...................................        334,518
    Custodian fees .............................................         14,080
    Administration fees ........................................         30,783
    Fund accounting fees .......................................         34,739
    Transfer agent fees ........................................         23,398
    Legal fees .................................................          8,257
    Insurance ..................................................          1,647
    Audit fees .................................................         14,500
    Miscellaneous expenses .....................................          4,038
    Reports to shareholders ....................................          3,001
    Registration fees ..........................................         17,961
    Trustees' fees .............................................          4,701
    Amortization of deferred organization expenses .............          6,081
                                                                    -----------
      Total expenses ...........................................        497,704
      Less: Expenses reimbursed/waived .........................             --
                                                                    -----------
      Net expenses .............................................        497,704
                                                                    -----------
        NET INVESTMENT INCOME ..................................        256,507
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments ......................      5,326,022
  Net change in unrealized appreciation of investments
    and foreign currency .......................................        (98,265)
                                                                    -----------
  Net gain on investments ......................................      5,227,757
                                                                    -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 5,484,264
                                                                    ===========

                           KAYNE ANDERSON MUTUAL FUND

      SMALLCAP
       RISING            INTERNATIONAL          INTERMEDIATE        INTERMEDIATE
      DIVIDENDS         RISING DIVIDENDS        TOTAL RETURN          TAX-FREE
        FUND                  FUND                BOND FUND           BOND FUND
    ---------------------------------------------------------------------------

    $   399,531           $   547,236            $       --           $      --
         31,685                56,835             1,411,875             318,389
    -----------           -----------           -----------           ---------
        431,216               604,071             1,411,875             318,389
    -----------           -----------           -----------           ---------


        218,722               256,701               120,618              34,150
          9,966                10,720                 5,429               2,518
         26,052                26,052                26,052              20,873
         30,570                36,101                32,258              37,318
         21,456                21,138                20,322              22,877
          2,749                 1,949                 2,939               1,500
             91                    91                    70                  70
          5,100                 5,168                 5,153               5,150
          3,846                 4,002                 2,263               2,000
          2,688                 4,701                 1,000               1,000
         16,577                16,577                16,487              16,487
          4,734                 4,429                 4,438               4,438
          4,249                 4,249                 4,249               4,249
    -----------           -----------           -----------           ---------
        346,800               391,878               241,278             152,630
        (12,965)              (18,889)              (15,132)            (99,797)
    -----------           -----------           -----------           ---------
        333,835               372,989               226,146              52,833
    -----------           -----------           -----------           ---------

         97,381               231,082             1,185,729             265,556
    -----------           -----------           -----------           ---------

       (168,179)              750,612               131,606               5,204

      3,090,369             3,715,222               490,291              23,836
    -----------           -----------           -----------           ---------
      2,922,190             4,465,834               621,897              29,040
    -----------           -----------           -----------           ---------
    $ 3,019,571           $ 4,696,916           $ 1,807,626           $ 294,596
    ===========           ===========           ===========           =========

See accompanying Notes to Financial Statements.

                           KAYNE ANDERSON MUTUAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                RISING
                                                               DIVIDENDS
                                                                 FUND
                                                      --------------------------
                                                          Year          Year
INCREASE IN NET ASSETS FROM:                             Ended         Ended
                                                        12/31/97      12/31/98
                                                        --------      --------
OPERATIONS
Net investment income ..............................  $   256,507   $   198,336
Net realized gain (loss) on investments sold .......    5,326,022     5,093,470
Net change in unrealized appreciation of investments      (98,265)    4,378,552
                                                      -----------   -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS ....................................    5,484,264     9,670,358
                                                      -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income ..............................     (262,588)     (222,979)
Net realized gain on investments ...................   (6,701,884)   (2,795,680)
Return of capital ..................................           --            --
                                                      -----------   -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............   (6,964,472)   (3,018,659)
                                                      -----------   -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..........................   12,570,871    11,725,624
Net asset value of shares issued on reinvestment
  of distributions .................................    9,358,197            --
Cost of shares redeemed ............................   (7,150,626)   (9,212,376)
                                                      -----------   -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS .....   14,778,442     2,513,248
                                                      -----------   -----------
  TOTAL INCREASE IN NET ASSETS .....................   13,298,234     9,164,947

NET ASSETS

Beginning of period ................................   35,282,524    26,117,577
                                                      -----------   -----------
END OF PERIOD ......................................  $48,580,758   $35,282,524
                                                      ===========   ===========

CHANGE IN SHARES
Shares sold ........................................      692,639       752,018
Shares issued in reinvestment of distributions .....      527,641            --
Shares redeemed ....................................     (410,214)     (534,351)
                                                      -----------   -----------
  Net increase .....................................      810,066       217,667
                                                      ===========   ===========

See accompanying Notes to Financial Statements.

                           KAYNE ANDERSON MUTUAL FUND

          SMALL CAP                INTERNATIONAL                INTERMEDIATE                INTERMEDIATE
      RISING DIVIDENDS            RISING DIVIDENDS              TOTAL RETURN                  TAX-FREE
            FUND                        FUND                      BOND FUND                   BOND FUND
----------------------------------------------------------------------------------------------------------------
     Year          Year          Year          Year           Year          Year          Year          Year
    Ended         Ended         Ended         Ended          Ended         Ended         Ended         Ended
   12/31/97      12/31/98      12/31/97      12/31/98       12/31/97      12/31/98      12/31/97      12/31/97
   --------      --------      --------      --------       --------      --------      --------      --------
$     97,381   $    18,287   $    231,082   $    25,041   $  1,185,729   $   292,768   $   265,556   $   176,838
    (168,179)      237,764        750,612        20,183        131,606        (5,750)        5,204        (1,453)
   3,090,369       336,930      3,715,222       397,529        490,291       102,483        23,836        58,234
------------   -----------   ------------   -----------   ------------   -----------   -----------   -----------
   3,019,571       592,981      4,696,916       442,753      1,807,626       389,501       294,596       233,619
------------   -----------   ------------   -----------   ------------   -----------   -----------   -----------


    (101,850)      (23,419)      (206,890)      (30,206)    (1,189,978)     (298,892)     (268,129)     (181,326)
          --       (22,399)      (750,612)      (20,183)       (89,690)           --        (3,871)           --
    (313,138)           --             --            --             --            --            --            --
------------   -----------   ------------   -----------   ------------   -----------   -----------   -----------
    (414,988)      (45,818)      (957,502)      (50,389)    (1,279,668)     (298,892)     (272,000)     (181,326)
------------   -----------   ------------   -----------   ------------   -----------   -----------   -----------


  26,726,710     8,244,623     27,482,344     6,170,378     23,343,075       933,235     3,766,151       787,429
     432,070            --        964,005           396      1,228,220       261,111       292,998       157,563
  (3,240,796)   (3,105,616)    (3,762,499)     (605,671)    (3,029,904)      (57,661)     (705,956)     (106,522)
------------   -----------   ------------   -----------   ------------   -----------   -----------   -----------
  23,917,984     5,139,007     24,683,850     5,565,103     21,541,391     1,136,685     3,353,193       838,470
------------   -----------   ------------   -----------   ------------   -----------   -----------   -----------
  26,522,567     5,686,170     28,423,264     5,957,467     22,069,349     1,227,294     3,375,789       890,763



   6,493,951       807,781      7,012,296     1,054,829      6,260,789     5,033,495     6,015,203     5,124,440
------------   -----------   ------------   -----------   ------------   -----------   -----------   -----------
$ 33,016,518   $ 6,493,951   $ 35,435,560   $ 7,012,296   $ 28,330,138   $ 6,260,789   $ 9,390,992   $ 6,015,203
============   ===========   ============   ===========   ============   ===========   ===========   ===========


   1,897,692       656,347      1,923,801       507,753      2,153,359        87,412       350,249        73,658
      29,469            --         63,755            28         93,163        24,683        27,265        14,770
    (226,493)     (234,584)      (258,861)      (48,344)      (274,756)       (5,200)      (65,550)      (10,049)
------------   -----------   ------------   -----------   ------------   -----------   -----------   -----------
   1,700,668       421,763      1,728,695       459,437      1,971,766       106,895       311,964        78,379
============   ===========   ============   ===========   ============   ===========   ===========   ===========

                           KAYNE ANDERSON MUTUAL FUND

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                   RISING
                                                                  DIVIDENDS
                                                                     FUND
                                                 ---------------------------------------------
                                                   Year        Year        Year      05/01/95*
                                                  Ended       Ended       Ended         to
                                                 12/31/98    12/31/97    12/31/96    12/31/95
                                                 --------    --------    --------    --------
Net asset value, beginning of period ...........  $ 17.28     $ 14.32     $ 12.63     $ 10.65
                                                  -------     -------     -------     -------
Income from investment operations:
  Net investment income ........................     0.11        0.10        0.08        0.07
  Net realized and unrealized gains
     on investments ............................     2.38        4.34        2.35        2.13
                                                  -------     -------     -------     -------
Total income from investment operations ........     2.49        4.44        2.43        2.20
                                                  -------     -------     -------     -------

Less distributions:
  From net investment income ...................    (0.11)      (0.11)      (0.08)      (0.07)
  From net realized gains ......................    (2.63)      (1.37)      (0.66)      (0.15)
  From paid in capital .........................     0.00        0.00        0.00        0.00
                                                  -------     -------     -------     -------
Total distributions ............................    (2.74)      (1.48)      (0.74)      (0.22)
                                                  -------     -------     -------     -------

Net asset value, end of period .................  $ 17.03     $ 17.28     $ 14.32     $ 12.63
                                                  =======     =======     =======     =======

Total return ...................................    14.14%      30.99%      19.09%      20.65%**

Net assets, end of period (in 000's) ...........  $48,581     $35,283     $26,118     $20,613

Ratio of expenses to average net assets:+
  Before expense reimbursement .................       --          --          --          --
  After expense reimbursement ..................     1.11%       1.18%       1.37%       1.31%+
  After expense reimbursement and expenses
    paid indirectly ............................       --          --          --          --

Ratio of net investment income to average
  net assets:+
(net of expense reimbursement/recoupment) ......     0.57%       0.55%       0.59%       0.94%+

Portfolio turnover rate ........................       76%         51%         23%         28%

* Commencement of operations.
** Not annualized.
+Annualized.

See accompanying Notes to Financial Statements.

                           KAYNE ANDERSON MUTUAL FUND

           SMALL CAP                         INTERNATIONAL
        RISING DIVIDENDS                    RISING DIVIDENDS
             FUND                                 FUND
---------------------------------------------------------------------
  Year        Year    10/18/96*        Year       Year      10/18/96*
 Ended       Ended       to           Ended      Ended         to
12/31/98    12/31/97  12/31/96       12/31/98   12/31/97    12/31/96
--------    --------  --------       --------   --------    --------

$  13.12     $11.06    $10.65        $  12.61    $ 10.91     $ 10.65

    0.05       0.02      0.02            0.08       0.04        0.01

    2.07       2.14      0.41            3.25       1.75        0.26
    2.12       2.16      0.43            3.33       1.79        0.27


   (0.05)     (0.05)    (0.02)          (0.08)     (0.05)      (0.01)
    0.00      (0.05)     0.00           (0.35)     (0.04)       0.00
   (0.15)      0.00      0.00            0.00       0.00        0.00
   (0.20)     (0.10)    (0.02)          (0.43)     (0.09)      (0.01)

$  15.04     $13.12    $11.06        $  15.51    $ 12.61     $ 10.91

   16.17%     19.46%     4.00%**        26.47%     16.42%       2.56%**

$ 33,017     $6,494    $  808        $ 35,436    $ 7,012     $ 1,055


    1.35%      3.22%    18.91%+          1.45%      3.41%      15.74%+
    1.30%      1.30%     1.30%+          1.38%      1.40%       1.40%+




    0.38%      0.45%     1.58%+          0.85%     0.61%         1.14%+

      28%        47%        0%             28%       29%            0%

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD





Net asset value, beginning of period ................
Income from investment operations:
  Net investment income .............................
  Net realized and unrealized gains on investments ..
Total income from investment operations .............

Less distributions:
  From net investment income ........................
  From net realized gains ...........................
  From paid in capital ..............................
Total distributions .................................

Net asset value, end of period ......................

Total return ........................................

Net assets, end of period (in 000's) ................

Ratio of expenses to average net assets:+
  Before expense reimbursement ......................
  After expense reimbursement .......................
  After expense reimbursement and expenses paid
    indirectly ......................................

Ratio of net investment income to average net assets+
  (net of expense reimbursement, if applicable) .....

Portfolio turnover rate .............................

* Commencement of operations.

** Not annualized.

+ Annualized.

See accompanying Notes to Financial Statements.

                           KAYNE ANDERSON MUTUAL FUND

            INTERMEDIATE                          INTERMEDIATE
            TOTAL RETURN                             TAX-FREE
              BOND FUND                              BOND FUND
---------------------------------------------------------------------------
   Year         Year       10/28/96*       Year         Year      10/28/96*
  Ended        Ended          to          Ended        Ended         to
 12/31/98     12/31/97     12/31/96      12/31/98     12/31/97    12/31/96
 --------     --------     --------      --------     --------    --------

 $  10.75     $ 10.59       $ 10.65       $ 10.74     $ 10.64     $ 10.65

     0.51        0.56          0.09          0.43        0.34        0.01
     0.30        0.18         (0.07)         0.03        0.11       (0.01)
     0.81        0.74          0.02          0.46        0.45        0.00


    (0.51)      (0.58)        (0.08)        (0.43)      (0.35)      (0.01)
    (0.04)       0.00          0.00          0.00        0.00        0.00
     0.00        0.00          0.00          0.00        0.00        0.00
    (0.55)      (0.58)        (0.08)        (0.43)      (0.35)      (0.01)

 $  11.01     $ 10.75       $ 10.59       $ 10.77     $ 10.74     $ 10.64

     7.61%       7.19%         0.20%**       4.37%       4.26%       0.02%**

 $ 28,330     $ 6,261       $ 5,033       $ 9,391     $ 6,015     $ 5,124


     1.00%       2.23%         2.10%+        2.23%       2.29%       2.08%+
     0.94%       0.95%         0.95%+        0.77%       1.56%       1.81%+

       --          --            --            --        0.95%       0.95%+


     4.93%       5.35%         4.72%+        3.88%       2.58%       0.60%+

       49%         27%            0%           47%         40%          0%

                           KAYNE ANDERSON MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

      Kayne Anderson Mutual Funds (the "Trust") was organized as a business trust in Delaware on May 29, 1996 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently consists of five separate diversified series: Rising Dividends Fund, Small Cap Rising Dividends Fund, International Rising Dividends Fund, Intermediate Total Return Bond Fund, and Intermediate Tax-Free Bond Fund (each a "Fund" and collectively the "Funds").

      Between  May  29,  1996  and  the  respective  dates  of  commencement  of operations, the Funds had no operations other than those related to organizational matters and the sale of 2,347 shares of the Small Cap Rising Dividends Fund, the International Rising Dividends Fund, the Intermediate Total Return Bond Fund, and the Intermediate Tax-Free Bond Fund to Kayne Anderson Investment Management, LLC, the Funds' investment advisor, for $25,000, respectively. On October 4, 1996 the shareholders of the Kayne Anderson Rising Dividends Fund (the "Predecessor Fund"), a series of shares of Professionally Managed Portfolios, entered into a tax-free reorganization pursuant to which they agreed to exchange their Predecessor Fund shares for shares of the Rising Dividends Fund series of the Trust, which had no operations prior to the reorganization. The Predecessor Fund is deemed to be the accounting survivor and accordingly the financial highlights include the operations of the Predecessor Fund for periods prior to the reorganization.

      The Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies generally having a total market capitalization of $1 billion or more.

      The Small Cap Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of small and mid-capitalization companies, which the Fund currently considers to be companies having total market capitalizations of not more than $3 billion.

      The International Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies outside the U.S. generally having total market capitalizations of $1 billion or more.

      The Intermediate Total Return Bond Fund seeks to obtain maximum total return, primarily through current income with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

      The Intermediate Tax-Free Bond Fund seeks current income exempt from Federal income tax consistent with preservation of capital. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

      There can be no assurances that the Funds will be able to achieve their investment objectives. The value of Fund shares fluctuates daily and may be worth more or less than their purchase price when redeemed.

                           KAYNE ANDERSON MUTUAL FUND

--------------------------------------------------------------------------------
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued at an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. At December 31, 1998 the Small Cap Rising Dividends Fund had capital loss carryforwards available for Federal income tax purposes of $107,282 which expire in 2006.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: As is common in the industry, security transactions are accounted for on the trade date. Interest income is recognized on the accrual basis. Bond discounts and premiums are amortized over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. DEFERRED ORGANIZATION EXPENSES: All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

     E. ACCOUNTING ESTIMATES: In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions with respect to expenses that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of expenses during the period. Actual results could differ from those estimates.

                           KAYNE ANDERSON MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER
         TRANSACTIONS WITH AFFILIATES

      For the year ended December 31, 1998, Kayne Anderson Investment Management, LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rate based upon the average daily net assets of the Funds:

      Rising Dividends Fund..............................................  0.75%
      Small Cap Rising Dividends Fund....................................  0.85%
      International Rising Dividends Fund................................  0.95%
      Intermediate Total Return Bond Fund................................  0.50%
      Intermediate Tax-Free Bond Fund....................................  0.50%

      Although not required to do so, the Advisor has agreed to waive or reimburse the expenses of each Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed the following levels:

      Rising Dividends Fund..............................................  1.20%
      Small Cap Rising Dividends Fund....................................  1.30%
      International Rising Dividends Fund................................  1.40%
      Intermediate Total Return Bond Fund................................  0.95%
      Intermediate Tax-Free Bond Fund....................................  0.75%

      Pursuant to these expense limitation provisions, the Advisor reimbursed the Small Cap Rising Dividends Fund $12,965, the International Rising Dividends Fund $18,889, the Intermediate Total Return Bond Fund $15,132, and the Intermediate Tax-Free Bond Fund $99,797 during the year ended December 31, 1998.

      The Investment Advisory Agreement further provides that the Advisor may seek reimbursement from the funds for any fees foregone and expenses paid pursuant to these expense limitation provisions. However, such reimbursement will be made only if the actual expenses incurred by the fund in any of the three following years are less than the applicable expense limitation provisions outlined above. At December 31, 1998, the Advisor has waived fees and paid expenses of $107,140 for the Small Cap Rising Dividends Fund, $119,902 for the International Rising Dividends Fund, $96,690 for the Intermediate Total Return Bond Fund, and $142,838 for the Intermediate Tax-Free Fund which may be reimbursable in the future.

      The Funds executed certain investment security transactions through KA Associates, an affiliate of the Funds' Advisor. Commissions paid by the Funds to this affiliate during the year ended December 31, 1998 were as follows:

      Small Cap Rising Dividends Fund..................................  $48,597
      International Rising Dividends Fund..............................  $ 5,749

                           KAYNE ANDERSON MUTUAL FUND

      Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, each Fund has agreed to pay the Administrator an annual fee equal to 0.075% of the first $40 million of the its average daily net assets, 0.05% of the next $40 million, 0.025% of the next $40 million, and 0.01% thereafter, subject to a minimum annual fee of $30,000 per Fund.

      First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

      Certain officers and Trustees of the Fund are also officers and/or directors of the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      For the year ended December 31, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities were as follows:

               FUND                                  PURCHASES          SALES
               ----                                  ---------          -----
Rising Dividends Fund                               $38,430,448      $32,398,487
Small Cap Rising Dividends Fund                     $29,864,665      $ 6,895,670
International Rising Dividends Fund                 $31,713,580      $ 7,291,010
Intermediate Total Return Bond Fund                 $11,350,633      $ 1,349,001
Intermediate Tax-Free Bond Fund                     $ 6,354,825      $ 3,059,388

      The Intermediate Total Return Bond Fund purchased $18,925,384, and sold $8,093,031, respectively, of U.S. Government securities. There were no purchases or sales of U.S. Government securities by Rising Dividends Fund, Small Cap Rising Dividends Fund, International Rising Dividends Fund, and Intermediate Tax-Free Bond Fund.

      During the year ended December 31, 1998 the International Rising Dividends Fund realized gains in the amount of $42,057 from the "in-kind" distribution of appreciated securities to a redeeming shareholder.

                           KAYNE ANDERSON MUTUAL FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
KAYNE ANDERSON MUTUAL FUNDS
LOS ANGELES, CALIFORNIA

We have audited the accompanying statement of assets and liabilities of Kayne Anderson Mutual Funds (comprising, respectively, the Rising Dividends Fund, the Small Cap Rising Dividends Fund, the International Rising Dividends Fund, the Intermediate Total Return Bond Fund, and the Intermediate Tax-Free Bond Fund), including the portfolios of investments, as of December 31, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods ended December 31, 1996 and 1995 were audited by other auditors whose report dated February 4, 1997 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Kayne Anderson Mutual Funds as of December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
JANUARY 22, 1999

                                     ADVISOR
                    Kayne Anderson Investment Management, LLC
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (310) 556-2721

                                        *

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                        *

                          CUSTODIAN AND TRANSFER AGENT
                         Investors Bank & Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                        *

                                    AUDITORS
                        Briggs, Bunting & Dougherty, LLP
                          Two Logan Square, Suite 2121
                        Philadelphia, Pennsylvania 19103

                                        *

                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


         This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

         Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.